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Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Nova Biosource Fuels, Inc. (the "Company") on Form 10-KSB/A for the period ended October 31, 2007, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer, in his capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

  1.
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 28, 2008	/s/ DAVID G. GULLICKSON David G. Gullickson Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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  Exhibit 32.2